UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 10, 2009
BIO-BRIDGE SCIENCE, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-51497	20-1802936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1211 West 22nd Street, Suite 615, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	630-928-0869

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 4.02.   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR ARELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

As used in this report, "we", "us", "our", "the Company" or "BGES" refer to Bio-Bridge Science, Inc., a Delaware corporation and its subsidiaries.

On August 10, 2009, the management of BGES (the “Company”), concluded, with the concurrence of the Company’s Board of Directors, that an accounting error had been made in the Company’s historical financial statements in relation to the recording of derivative liability as a result of the adoption of  Emerging Issues Task Force (“EITF”) 07-05, “Determining Whether an Instrument (or Embedded Feature) is indexed to an Entity’s Own Stock” and that, as a result, the Company’s financial statements  for the fiscal quarter ended March 31, 2009 should be amended and restated.  In light of the restatement, the financial statement and other financial information included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009, should no longer be relied upon.

The restatements will reflect changes to the accounting treatment of certain warrants, options and beneficial conversion feature of the preferred stock which previously issued in accordance with EITF 07-05.

The Company expects to file amendments to its Form 10-Q/A for the quarterly period ended March 31, 2009 demonstrating the quarterly and year-to-date impact of the adjustments to the applicable 2009 period, as soon as practicable.   However, because the timing of the restatement process is subject to the completion of, among other things, the Company’s accounting review and review processes, there can be no assurance as to the actual filing date of the restated financial results.

The Board of directors and management of the Company have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Weinberg & Company, P.A,.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-BRIDGE SCIENCE, INC.

Date:	August 11, 2009
By:		/s/ Liang Qiao, MD.
Name		Liang Qiao, MD.
Title:		Chief Executive Officer